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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 March 25, 1998


                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)



       Pennsylvania                      1-3385                  25-0542520
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)


          600 Grant Street, Pittsburgh,                     15219
                  Pennsylvania                            (Zip Code)
     (Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (C)  EXHIBITS:

         The exhibit listed below relates to the Registration Statement on Form S-3 (Registration No. 333-48017) of the Registrant and is filed herewith for incorporation by reference in such Registration Statement.


Exhibit Number
(Referenced to
 Item 601 of
Regulation S-K)                           Description of Exhibit
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          4                         Officers' Certificate, dated March 25, 1998,
                                    which has attached thereto as an exhibit among others, a form of 6% Notes Due 2008 of the Registrant.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           H. J. HEINZ COMPANY




                                           By   /s/ LAWRENCE J. MCCABE
                                                -----------------------------
                                                Lawrence J. McCabe
                                                Senior Vice President,
                                                General Counsel and Secretary


Dated:  March 25, 1998